UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2026

DAY ONE BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40431	83-2415215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Sierra Point Parkway, Suite 200

Brisbane, California 94005

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 484-0899

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAWN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by Day One Biopharmaceuticals, Inc., a Delaware corporation (“Parent”) on November 13, 2025, the Parent entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 12, 2025, with Emerald Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Parent (“Merger Sub”), and Mersana Therapeutics, Inc., a Delaware corporation (“Target”). Pursuant to the Merger Agreement, on December 5, 2025, Parent, through Merger Sub, commenced a tender offer to purchase all of the issued and outstanding shares (the “Target Shares”) of Target’s common stock, par value $0.0001 per share (the “Target Common Stock”), for (i) $25.00 per Target Share (the “Upfront Consideration”), net to the stockholder in cash, without interest and less any applicable tax withholding, plus (ii) one non-tradable contingent value right (each, a “CVR”) per Target Share, representing the right to receive certain contingent payments of up to an aggregate amount of $30.25 per CVR in cash, without interest, less any applicable tax withholding, upon the achievement of certain specified milestones on or prior to the applicable milestone outside dates in accordance with the terms and conditions set forth in the Contingent Value Rights Agreement (the “CVR Agreement”), entered into with Computershare Inc., a Delaware corporation and Computershare Trust Company, N.A., a federally chartered trust company (together, the “Rights Agent”) (the Upfront Consideration plus the CVR, collectively, the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 5, 2025 (together with any amendments or supplements thereto, the “Offer to Purchase”) and in the related Letter of Transmittal (together with any amendments or supplements thereto, the “Letter of Transmittal” and, collectively with the Offer to Purchase, the “Offer”). The Offer to Purchase and the Letter of Transmittal were filed as Exhibits (a)(1)(A) and (a)(1)(B), respectively, to the Tender Offer Statement on Schedule TO originally filed with the SEC by Merger Sub and Parent on December 5, 2025.

Item 1.01	Entry into a Material Definitive Agreement.

Contingent Value Rights Agreement

Pursuant to the Merger Agreement, on January 6, 2026, the Parent and the Rights Agent entered into the CVR Agreement governing the terms of the CVRs issued pursuant to the Offer and the Merger (as defined below). The Rights Agent will maintain an up-to-date register of the holders of CVRs (the “Holders”). Holders will not be permitted to transfer the CVRs (subject to certain limited exceptions as set forth in the CVR Agreement).

Each CVR represents the right to receive the following contingent cash payments, without interest, subject to any applicable tax withholding (each, a “Milestone Payment”), conditioned upon the achievement of the following milestones (the “Milestones”) within the following specified time periods:

(i)	$1.00 per CVR, without interest and less any applicable tax withholding, payable upon the U.S. Food and Drug Administration (the “FDA”) granting “breakthrough therapy” designation in the United States for emiltatug ledadotin (XMT-1660) (“Emi-Le”) on or before December 31, 2027;

(ii)	$1.25 per CVR, without interest and less any applicable tax withholding, payable upon receipt by Parent or any of its affiliates (including the surviving corporation) of the $8.0 million milestone payment payable upon achievement of a specified development milestone set forth in that certain Research Collaboration and License Agreement, dated as of February 2, 2022, by and between the Target and Janssen Biotech, Inc., on or before December 31, 2026;

(iii)	$4.00 per CVR, without interest and less any applicable tax withholding, payable upon occurrence of the first dosing of the first participant in a Registrational Clinical Trial (as defined in the CVR Agreement) of Emi-Le for adenoid cystic carcinoma type 1 (“ACC-1”) on or before December 31, 2027;

(iv)	$9.00 per CVR, without interest and less any applicable tax withholding, payable upon the occurrence of Regulatory Approval (as defined in the CVR Agreement) by the FDA for Emi-Le indicated for use in ACC-1 on or before December 31, 2030;

(v)	$2.00 per CVR, without interest and less any applicable tax withholding, payable upon the achievement of the first time that cumulative Net Sales (as defined in the CVR Agreement) of Emi-Le in any calendar year ending on or before December 31, 2032 is equal to or exceeds $100.0 million;

(vi)	$4.00 per CVR, without interest and less any applicable tax withholding, payable upon the achievement of the first time that cumulative Net Sales of Emi-Le in any calendar year ending on or before December 31, 2035 is equal to or exceeds $200.0 million;

(vii)	$6.00 per CVR, without interest and less any applicable tax withholding, payable upon the achievement of the first time that cumulative Net Sales of Emi-Le in any calendar year ending on or before December 31, 2037 is equal to or exceeds $300.0 million;

(viii)	$2.00 per CVR, without interest and less any applicable tax withholding, payable upon the occurrence of the First Commercial Sale (as defined in the CVR Agreement) of Emi-Le in the first to occur of France, Germany, Italy, Spain or the United Kingdom (the “European First Sale Milestone”) on or before December 31, 2030 (the “European First Sale Milestone End Date”); provided, however, that the European First Sale Milestone will be deemed to have occurred if, at any time on or before the European First Sale Milestone End Date, cumulative Net Sales of Emi-Le in the European Union and the United Kingdom is equal to or exceeds $10.0 million; and

(ix)	$1.00 per CVR, without interest and less any applicable tax withholding, payable upon the First Commercial Sale of Emi-Le in Japan on or before December 31, 2030.

With respect to each Milestone, until the earlier of the date on which such Milestone has been achieved and the applicable milestone outside date, as applicable, Parent (directly or through its assignees or their respective affiliates or certain sublicensees of any of the foregoing) is obligated to use certain specified commercially reasonable efforts to achieve such Milestone. There can be no assurance that any Milestone will be achieved on or before the applicable milestone outside date or that any Milestone Payments will be made.

The foregoing description of the CVR Agreement is not complete and is qualified in its entirety by reference to the CVR Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

The Offer and related withdrawal rights expired as scheduled at one minute after 11:59 p.m., Eastern time, on January 5, 2026 (such date and time, the “Expiration Date”). Merger Sub was advised by Computershare Trust Company, N.A., the depositary for the Offer, that as of the Expiration Date, a total of 3,029,135 Target Shares had been validly tendered (and not validly withdrawn) pursuant to the Offer, representing approximately 60.57% of the issued and outstanding Target Common Stock as of the Expiration Date. As of the Expiration Date, the number of Target Shares validly tendered and not validly withdrawn pursuant to the Offer satisfied the Minimum Condition (as defined in the Merger Agreement), and all other conditions to the Offer were satisfied. Promptly after the Expiration Date, Merger Sub irrevocably accepted for payment all Target Shares validly tendered and not validly withdrawn pursuant to the Offer and payment of the Offer Price for such Target Shares was made promptly in accordance with the terms of the Offer and the Merger Agreement. Parent completed the acquisition of Target on January 6, 2026, by causing Merger Sub to merge with and into Target (the “Merger”) pursuant to the Merger Agreement without any action by Target stockholders in accordance with Section 251(h) of the Delaware General Corporation Law (the “DGCL”). At the effective time of the Merger (the “Effective Time”), Merger Sub was merged with and into Target, the separate existence of Merger Sub ceased and Target continued as a direct wholly owned subsidiary of Parent.

At the Effective Time, each Target Share issued and outstanding immediately prior to the Effective Time (other than Target Shares owned by Target, Parent or Merger Sub or by any of their respective subsidiaries (or held in Target’s treasury), which were cancelled and ceased to exist, and no consideration was delivered in exchange therefor) was cancelled and ceased to exist, and (other than any Target Shares held by holders who were entitled to appraisal rights under Section 262 of the DGCL and who properly exercised and perfected such holder’s respective demands for appraisal and, as of the Effective Time, had not effectively withdrawn or lost such holder’s rights to such appraisal and payment under the DGCL), was converted into the right to receive the Offer Price, without interest, subject to any applicable tax withholding.

In addition, pursuant to the terms of the Merger Agreement, effective as of immediately prior to the Effective Time, by virtue of the Merger, without any action on the part of Target, Parent or the holder thereof: (i) each option to purchase Target Common Stock that was outstanding and unexercised as of immediately prior to the Effective Time and that had an exercise price per Target Share that is less than the Upfront Consideration (“Cash-Out Options”), became fully vested and was canceled and converted into the right to receive (a) the Offer Price minus (b) the exercise price payable per share of Target Common Stock underlying such Cash-Out Option, without interest and less any applicable tax withholding, and (ii) each restricted stock unit, which represents the right to receive one share of Target Common Stock, that was outstanding immediately prior to the Effective Time, whether or not then vested, was canceled and converted into the right to receive the Offer Price, without interest and less any applicable tax withholding.

The aggregate cash paid by Parent and Merger Sub in the Offer and the Merger on January 6, 2026 was approximately $128.8 million, which was funded by Parent from its available cash on hand.

The foregoing summary of the Offer, the Merger, the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On January 6, 2026, Parent issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1.

On January 6, 2026, Parent made available a corporate presentation containing an overview of the Parent’s pipeline, financial results and opportunities. A copy of the corporate presentation is attached hereto as Exhibit 99.2.

This information and Exhibits 99.1 and 99.2 are being furnished pursuant to Item 7.01 of this report and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any registration statement filed by Parent under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference. This report will not be deemed an admission as to the materiality of any information in this Item 7.01 or Exhibits 99.1 and 99.2.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements. Forward-looking statements are generally identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates”, “plans”, “will”, “goal” and similar expressions. These forward-looking statements include, without limitation, statements related to the payment and timing of payment of the Offer to holders of Target Shares, the CVR Agreement, the expected benefits from the acquisition of Target, and other statements that are not historical facts. These forward-looking statements are based on Parent’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the outcome of legal proceedings that may be instituted against Parent and/or others relating to the transactions and the risk that such legal proceedings may result in significant costs of defense, indemnification and liability; disruption from the transactions, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; the risk that Parent will not be able to retain the employees of Target following the closing of the transaction given the at-will nature of their employment; risks associated with acquisitions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks associated with developing product candidates; risks and uncertainties related to unforeseen delays that may impact the timing of clinical trials and reporting data; risks related to future opportunities and plans for Target and its product candidates, including uncertainty of the expected financial performance of Target and its product candidates and the possibility that the Milestone Payments related to the CVRs will never be achieved and that no Milestone Payment may be made; the possibility that if Target does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Parent’s shares could decline; as well as other risks related to Parent’s business detailed from time-to-time under the caption “Risk Factors” and elsewhere in Parent’s SEC filings and reports, including its Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent quarterly and current reports filed with the SEC. Parent undertakes no duty or obligation to update any forward-looking statements contained in this report as a result of new information, future events or changes in their expectations, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by this Item 9.01(a) will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of Parent as of and for the nine months ended September 30, 2025 and the year ended December 31, 2024 required by this Item 9.01(b) will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description
2.1*#	Agreement and Plan of Merger, dated November 12, 2025, by and among Mersana Therapeutics, Inc., Day One Biopharmaceuticals, Inc., and Emerald Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-38129) filed by Mersana Therapeutics, Inc. with the Securities and Exchange Commission on November 13, 2025)
10.1**	Contingent Value Rights Agreement, dated as of January 6, 2026, by and between Day One Biopharmaceuticals, Inc., Computershare Inc. and Computershare Trust Company, N.A.
99.1**	Press Release, dated January 6, 2026.
99.2**	Corporate Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Previously filed.
**	Filed herewith.
#	Certain annexes, exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted annexes and schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2026

DAY ONE BIOPHARMACEUTICALS, INC.

By:	/s/ Charles N. York II, M.B.A.
Charles N. York II, M.B.A.
Chief Operating Officer and Chief Financial Officer